UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 2, 2009

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32663	86-0812139
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 East Basse Road

San Antonio, Texas 78209

(Address of principal executive offices, zip code)

(210) 832-3700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT

Item 8.01	Other Events

On June 2, 2009, Clear Channel Outdoor Holdings, Inc. (the “Registrant”) issued a press release stating that it is actively pursuing alternatives to address the maturity of the intercompany note payable by it to its parent company Clear Channel Communications, Inc. The full text of the press release is attached hereto.

Item 9.01	Financial Statements and Exhibits

99.1    Press release of Clear Channel Outdoor Holdings, Inc., issued June 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

Date: June 4, 2009	By:	/s/ Herbert W. Hill, Jr.
	Name:	Herbert W. Hill, Jr.
	Title:	Senior Vice President and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release of Clear Channel Outdoor Holdings, Inc., issued June 2, 2009